EXHIBIT 21.1
Subsidiaries of First Busey Corporation

DIRECT Subsidiary	State of Incorporation or Organization
Busey Bank	Illinois
Deed of Trust Services Corporation	Missouri
First Busey Statutory Trust II	Delaware
First Busey Statutory Trust III	Delaware
First Busey Statutory Trust IV	Delaware
Pulaski Financial Statutory Trust I	Connecticut
Pulaski Financial Statutory Trust II	Delaware
Merchants and Manufacturers Bank Statutory Trust I	Connecticut

INDIRECT Subsidiary	State of Incorporation or Organization
Busey Capital Management, Inc.	Illinois
Echo Holdings I, LLC	Florida
Echo Holdings II, LLC	Florida
Echo Holdings III, LLC	Florida
Echo Properties I, LLC	Florida
Echo Properties II, LLC	Florida
Echo Properties III, LLC	Florida
Echo Properties IV, LLC	Florida
Echo Properties V, LLC	Florida
Echo Properties VI, LLC	Florida
Echo Properties VII, LLC	Florida
Echo Properties VIII, LLC	Florida
Echo Properties IX, LLC	Florida
Echo Properties X, LLC	Florida
Echo Properties XI, LLC	Florida
Echo Properties XII, LLC	Florida
Echo Properties XIII, LLC	Florida
Echo Resources LLC	Illinois
First Community OREO LLC	Illinois
First Community OREO LLC III	Illinois
Goshen Millstone Condo I LLC	Missouri
Goshen Millstone Condo II LLC	Missouri
Goshen Millstone Land LLC	Missouri
Goshen Real Estate LLC	Illinois
Goshen Real Estate LLC, I	Illinois
Goshen Real Estate LLC, II	Illinois
Goshen Real Estate LLC, III	Illinois
Goshen Real Estate LLC, IV	Illinois
Goshen Real Estate LLC, V	Illinois

INDIRECT Subsidiary	State of Incorporation or Organization
Goshen Real Estate of Illinois, LLC	Missouri
FirsTech, Inc.	Illinois
Pillar Properties I, LLC	Illinois
Pillar Properties II, LLC	Illinois
Pillar Properties III, LLC	Illinois
Pillar Properties IV, LLC	Illinois
Pillar Properties V, LLC	Illinois
Pillar Properties VI, LLC	Illinois
Pillar Properties VII, LLC	Illinois
Pillar Properties VIII, LLC	Illinois
Pillar Properties IX, LLC	Illinois
Pillar Properties X, LLC	Illinois
Pillar Properties XI, LLC	Illinois
Pillar Properties XII, LLC	Illinois
Pillar Properties XIII, LLC	Illinois
Pillar Properties XIV, LLC	Illinois
Pillar Properties XV, LLC	Illinois
Pillar Properties XVI, LLC	Illinois
Pillar Properties XVII, LLC	Illinois
Pillar Properties XVIII, LLC	Illinois
Pillar Properties XIX, LLC	Illinois
Pillar Properties XX, LLC	Illinois
Priority Property Holdings, LLC	Missouri
Pulaski Service Corporation	Missouri